Supplement to the currently effective Statement of Additional Information of:

DWS Variable Series II

The following information supplements the section entitled “Borrowing” under “Investment Policies and Techniques” in the Statement of Additional Information:

Borrowing. Each Portfolio will borrow only when the Advisor or a subadvisor believes that borrowing will benefit a Portfolio after taking into account all considerations such as the costs of the borrowing relative to the expected return. DWS High Income VIP may borrow up to 5% of its net assets against called and tendered bonds held by the Portfolio. Any borrowing, including borrowing against called and tendered bonds, is subject to the Portfolio’s fundamental and non-fundamental investment policies, which currently limit borrowings (other than borrowings for temporary or emergency purposes or investment techniques that may be deemed borrowings, such as reverse repurchase agreements or dollar rolls) to 5% of total assets.

Borrowing by the Portfolio will involve special risk considerations. To the extent a Portfolio borrows money, positive or negative performance by a Portfolio’s investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities, that exceeds the interest paid on the amount borrowed would cause the net asset value of a Portfolio’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of a Portfolio’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Please Retain This Supplement for Future Reference

July 3, 2006